INVESTOR PRESENTATION

China Water & Drinks, Inc.
Stock Symbol: CWDK.OB

- Nov 2007 -

1

Safe Harbor Statement

Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws.
You can identify these forward-looking statements by terminology such as “will”, “expects”, “anticipates”, “estimates”,
“plans”, “future”, “intends”, “believes” and similar statements. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such factors include, but are not limited to the company's ability to complete product orders, coordinate product design with its customers, ability to expand and grow its distribution channels, political and economic factors in the People's Republic of China, the Company's ability to find attractive acquisition candidates, dependence on a limited number of larger customers and other factors detailed in the Company’s filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

We undertake no obligation to publicly update or revise any forward-looking statements or other information or data contained in this presentation, whether to reflect any change in our expectations with respect to such statements or any change in events, conditions or circumstances on which any such statements are based or otherwise.

China Water and Drinks, Inc.

China Water and Drinks, Inc. (OTCBB:CWDK) is a rapidly
growing manufacturer of bottled water in the People’s
Republic of China

Major supplier of bottled water to Coca-Cola® in China

2.9% market share (432M small bottles / 6M carboys) at the
end of 2006 (estimate 825M small bottles / 12M carboys for
2007) by volume (1.1% by value)

Strong brand (“Darcunk”) that represents 70.5% of revenue

Certified facilities deliver world class bottled water

Well established distribution channels

Headquartered in Shenzhen City, Guangdong Province

$27.7
$35.7
$57.5
$26.4
$37.2
2005
2006
2007E
9 Mons. of 2006
9 Mons. of 2007

$7.0
$8.8
$19.0
$8.0
$11.4
2005
2006
2007E
9 Mons. of 2006
9 Mons. of 2007

China Water & Drinks, Inc.(CWDK.OB) 4

Investment Highlights

Rapid revenue and profitability growth

Strong domestic growth opportunities leveraging OEM relationships

Building leading brands for bottled water in China

Rapidly expanding production capacity to build national company

Advanced automation and standardization of production lines

Fragmented market creates acquisition opportunities

Revenue ($ million)

Net Profit ($ million)

Darcunk sold by more than 3,600 distributors

  and retailers in 11 provinces

2007

2005

2003

1997

Applied for listing on AMEX in Oct 2007

Building new production plants in Changchun,
Beijing and Guangzhou

Acquired 100% of Nanning Taoda Drink Co Ltd

Acquired 67% of Shenyang Aixin Company Limited

Acquired 48% of Hutton Holdings Corporation

Darcunk sold in more than 6 provinces

4th plant in Changchun city began production

2nd plant in Feixian city, Shandong began production

3rd plant in Guangzhou city began production

Launched own brand “Darcunk”

1st plant commenced production in Zhanjiang city

Started producing bottled water for Coca-Cola

2006

1996

Key Corporate Milestones

Equity Snapshot

Listed on the OTCB                                                        CWDK

Price on 11/26/07                                                                                             $6.74

Revenue (full year of 2006)                                                     $35.7 M

Net Income (full year of 2006)              $8.8 M

Revenue (nine months of 2007)                                                   $37.2 M

Net Income (nine months of 2007)                               $11.4 M

Gross Profit Margin (nine months of 2007)                34.5%

Net Profit Margin (nine months of 2007)                        30.7%

Shares Outstanding (as of 09/30/07) 1                                98.3 M

1  Assumes issuance of all shares for the acquisition of Nanning

Poor Quality Drinking Water

Poor water quality is driving strong
demand for clean drinking water

More than 300 million rural residents lack
access to clean drinking water1

Tap water quality is generally unsuitable

Tap water in half of China’s major cities is polluted with industrial chemicals and fertilizers2

Industrial wastewater treatment has not been completely established

Bottled water has overtaken carbonated sweet drinks and is
growing faster3

1 Government report themed "China's Environment in 2006: Changes and Struggles."

2 Report issued on July 17, 2007 by China’s State Environmental Protection Administration.

3 Euromonitor International, "Bottled Water in China", July 2007

$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

China Water & Drinks, Inc.(CWDK.OB)
8

Increasing Domestic Demand

Production for bottled water expected to
grow to $5.2 billion by 2011 compared to
$3.4 billion in 2006 for a 9% CAGR.

Demand driven by

Growing need for “safe”
drinking water

Increase in living standards

Middle class expected to be
greater than 300 million by
20111

Uneven distribution of water
resources

Rapid Growth of Total Production of Bottled
Water in China

($ millions)

Source:  Euromonitor International, "Bottled Water in China", July 2007

1 The McKinsey Quarterly, The value of China’s
emerging middle class, 2006

Underdeveloped Market

Source: Beverage Marketing Corporation

Even with recent strong growth rates, bottled water
consumption in China has significant room to grow.

Bottled Water Consumption - Liters Per Capita in Leading Countries

(2005)

191.2

146.5

98.8

61.6

25.4

9.5

33.0

179.0

Italy

Mexico

Spain

United

States

Brazil

Global

Average

Global

Average

(2008 E)

China

Health

87%
13%
Bottled Water
Carboy Size

China Water & Drinks, Inc.(CWDK.OB)
10

Our Products

Two main product lines:

Bottled Water (200ml – 1500ml)

Carboy Size Bottled Water (18.9 Liters / 5 Gallons)

2006 Sales Breakdowns

Automating the Production Process

Injection

Molding

PET Raw
Material

Hot-filling
Preform

Automatic

Blowing Machine

PET

Bottles

Branded

Bottles

Municipal
Water

Purified
Water

Clean

Bottles

Label Stamping

& Shrinking

Clarification

Pre-filtration

Final-filtration

UV radiation

Sterilization

Special Treatment

Per Client’s Request

Add Oxygen

Water Softening

Add Mineral

Filling

Quality Test

Sterilization

CHTC
食品安全管理体系认证证书
长春润达饮料有限公司
CNCA
CHTC
CERTIFICATE OF HACCP MANAGEMENT
SYSTEM CERTIFICATION
CHANGCHUN TAODA DRINK CO.,LTD
CNCA

China Water & Drinks, Inc.(CWDK.OB)
12

World Standard Bottled Water

World class 5-stage filtration and
purification process

Plants are independently audited for

Quality control

Compliance in procedures

Standards

Hygiene

Meets government hygiene standards

Meets Coca-Cola’s high standards

Strong OEM Relationships

  Produce bottled water for other beverage companies (OEM)

Major supplier to Coca-Cola in China

Uni-President® (Taiwan)

JianLiBao® (China)

  Produce bottled water for corporations (private label)

Provide total solution, including bottle design, production, packaging and delivery

Sands, Macau Casino

Established Branded Products

  Produce bottled water under own brand name of “Darcunk”

  Branded product represents 70.5% of revenue

  Expanding opportunities include:

  Super oxygenated water

  Vitamin-enriched water

2006 Revenue Breakdown

70.5%

27.5%

2.0%

Darcunk

OEM

Private label

Marketing & Distribution Strategy

OEM & Private Label Strategy

Growing with Coca-Cola

Major supplier of bottled water to Coca-Cola

Coca-Cola is a 2008 Olympic sponsor

Quickly expanding penetration before Olympics

Marketing of Own Brand Products – Darcunk

Excellent quality and design

Leverage relationship with Coca-Cola as producer of high quality water

Reasonable price

Currently over 3,600 distributors and retailers in 11 provinces

Exclusive supplier to the 5th China Changchun International Automobile
Exposition and other public events

Future marketing campaigns planned with capacity expansion

Rapidly Expanding Capacity

Acquired two bottled water companies (Nanning and Shenyang) to expand capacity and footprint

Acquired 48% of Hutton, a leading supplier of PET injection molding machinery and PET bottle blowing equipment in the PRC, to secure access to advanced bottling equipment

For existing plants –

Automating all production lines to further increase efficiency

Adding additional production lines to increase capacity

Aggressive acquisition plan of additional bottled water companies

Over 250 bottled water producers in China

Current Processing Plants

Shenyang

Changchun

Nanning

Zhanjiang

Feixian

Guangzhou

Qingyuan - Guozhu

Current Capacity

Location

Annual Capacity –
Small Bottles

Annual Capacity –
Carboy Bottles

Guangzhou

178.5 million

3.4 million

Feixian

178.5 million

2.7 million

Changchun

178.5 million

4.1 million

Zhanjiang

178.5 million

3.4 million

Nanning

(Acquired)

178.5 million

3.4 million

Shenyang

(Acquired)

80.0 million

1.5 million

Total

972.5 million bottles

534.9 million liters

18.5 million bottles

349.7 million liters

Acquisition of Bottled Water Plants

Nanning Taoda Drink Co., Ltd

Closed on June 15th, 2007

Purchase price was approximately
$10.67 mm for 100% of company

Purchase price based on 4x 2006 net profit

Cash - $5.33 mm

Common stock - 1,523,578 shares

Estimated 2007 net profit of $3.5 mm

Added 181.9 mm bottles of capacity

Shenyang Aixin Company Ltd

Closed on August 24, 2007

Purchase price was approximately
$2.12 mm for 67% of company

Purchase price based on 6x 2006 net profit

Estimated 2007 net profit of $0.6

Added 81.5 mm bottles of capacity

Hutton Acquisition

Closed on August 31, 2007

Purchase price was approximately $18 mm for approximately 48%
of outstanding equity

Cash - $9 mm

Common stock – 2,133,333 shares

Secured access to leading bottling equipment and bottle designing

Blowing Mold Series

Automatic Blowing Machine

Injection Mold Series

Planned Capacity Expansion

Location1

Comes
Online

Annual
Capacity –
Small Bottles

Annual
Capacity –
Carboy
Bottles

Cap Ex

Changchun

Q2 2008

178.5 million

3.4 million

$6 million

Guangzhou

Q1 2008

178.5 million

3.4 million

$6 million

Beijing

Q1 2008

178.5 million

3.4 million

$6 million

Total Added

535.4 million

10.3 million

$18 million

50% increase to current capacity

1 New Plants Under Construction

Competition

1   Assumes the same percentage of off-trade value in 2007 as in 2006 based on Euromonitor International, "Bottled Water in China",
July 2007 and year-end exchange rate of 7.65

2  China Water and Drinks based on estimated 2007 revenue

2007E

Company

Revenue (USD $M)

1

Hangzhou Wahaha Group

$1,062

Guangdong Robust Corp

$400

Nongfu Spring Co

$357

Coca-Cola China Ltd

$240

Shenzhen C'est Bon Food

$131

Shenzhen Danone Health Beverage

$69

China Water and Drinks

2

$58

Nestle China

$47

Ting Hsin International Group

$29

Zhejiang Qiandaohu

$7

Zguangzhou Watson's Food

$7

Shanghai Jinjiang Kirin

$4

Others

$1,227

$3,638

Experienced Management Team

Mr. Chen Xing Hua (CEO and Director)

Over 20 years of experience in manufacturing and factory operation management

Most recently a director of China Security & Surveillance Technology

Graduated from Jiangxi Technical Institute with a major in Industry and Civil Building Industry

Mr. Hongbin Xu (Founder, President and Director)

Key member in establishing the original four plants

More than 10 years of experience in the bottled water industry

Graduated from the Water Resource Institute of QingHai Province

Mr. Wending Hu (Interim Chief Financial Officer)

Served as Financial Director of four of China Water & Drinks subsidiary companies since June 2005

Over 28 years of experience in financial management and accounting

Bachelor’s degree in business administration

Financial Highlights

Income Statement Highlights

    For the Year Ended December 31

9 Months Ended

September 30, 2007

      (Unaudited)

     2005

  2006

($ thousands)

$27,680

$35,700

$37,235

Gross Margin

Total Operating Expenses

Operating Margin

Net Profit Margin

  $6,969

$8,815

  $11,421

29.0%

3.8%

  25.2%

  25.2%

32.6%

8.9%

  23.9%

  24.7%

34.5%

4.3%

  30.2%

  30.7%

Revenue

Net income

4 year CAGR 56%
$28
$36
$58
$105
$165
2005
2006
2007E
2008E
2009E

China Water & Drinks, Inc.(CWDK.OB)
26

Rapid Revenue Growth

$ millions

Estimated figures are based on management’s projections.  2008E and 2009E do not include any potential acquisitions.

4 year CAGR 57%
$7.0
$8.8
$19.0
$30.6
$42.7
2005
2006
2007E
2008E
2009E

China Water & Drinks, Inc.(CWDK.OB)
27

$ millions

1 Based on diluted 98.3 million shares outstanding as of 9/30/07

Estimated figures are based on management’s projections.  2008E and 2009E do not include any potential acquisitions.

$.191

$.31

$.43

EPS

Improving Profitability

Balance Sheet Highlights

Sept 30

2007

(Unaudited)

For the Year Ended December 31

2005

2006

($ in thousands)

Cash

$1,371

$1,836

$27,803

Current Assets

12,876

18,386

57,006

Total Assets

17,126

26,062

96,381

Current Liabilities

6,797

16,791

25,402

Total Liabilities

6,989

16,954

25,542

Total Stockholder's Equity

10,138

9,108

70,301

Total Debt

219

191

217

Strategy

Acquire additional bottled water production plants

Fragmented market with over 250 bottled water producers in
China

Identified initial potential targets have a combined 2006 net profit of $26.6M1 and estimated 2008 net profit of $34.8M2

Significant opportunity to consolidate additional plants

Build new plants and expand production lines at existing plants

Automate and standardize production lines for all new and
acquired plants

Implement robust ERP system for all plants

Expand product line (e.g. vitamin water)

1  Represents 66 2/3% of net profits, since China Water anticipates purchasing a 66 2/3% stake in each company.  Aggregate net profit figure is based on each company’s unaudited numbers.

2  Based on management’s projections, please refer to Safe Harbor Statement.

Investment Summary

    Our experience, technology, and strong customer relationships position us to capitalize on the rapidly growing and fragmented bottled water industry in China.

Only US-listed pure play in China’s bottled water industry

Attractive industry dynamics support aggressive growth opportunities

Well defined strategy for growth

Industry leading financial performance

Experienced management team with vision and knowledge to execute

CCG Elite Investor Relations

Crocker Coulson,  President

1325 Avenue of the Americas,

Suite 2800

New York, NY 10019

Tel: 1 (212) 245-1010

Crocker.Coulson@ccgir.com

Contact

China Water and Drinks, Inc.

Hongbin Xu,  Founder & President

18th Floor, Development Centre Building,

South Renmin Road,

Shenzhen City, 518001 PRC

Tel: (86) 755- 8228-7772

xuhongbin@cwnd.net